                                                                    Exhibit 99.1

HELLER EHRMAN WHITE & McAULIFFE
STANLEY YOUNG (State Bar No. 121180)
JOSHUA M. MASUR (State Bar No. 203510)
525 University Avenue
Palo Alto, CA 94301-1900
Telephone: (650) 324-7000
Facsimile: (650) 324-0638

Attorneys for Plaintiff
SONIC SOLUTIONS

                         UNITED STATES DISTRICT COURT

                        NORTHERN DISTRICT OF CALIFORNIA
                               SAN JOSE DIVISION

SONIC SOLUTIONS, a California               Case No.: C 00-21224 JW ADR
corporation,
                                            COMPLAINT FOR INJUNCTIVE
                        Plaintiff,          RELIEF AND DAMAGES;
   v.                                       DEMAND FOR JURY TRIAL:
                                            Copyright Infringement,
SPRUCE TECHNOLOGIES, INC.,                  Misappropriation of Trade Secrets,
a California corporation, and               Breach of Contract, Intentional
KIRK E. PAULSEN,                            Interference with Contractual
                                            Relations, Breach of Fiduciary Duty,
                        Defendants.         Breach of Obligations under the
                                            California Labor Code, False
                                            Advertising or Promotion under 15
                                            U.S.C.(SS).1125(a), Trade Libel,
                                            Tortious Interference with
                                            Prospective Business Advantage,
                                            Unfair Competition under California
                                            Bus. & Prof. Code(S)(S).17200 et
                                            seq., Common Law Unfair Competition,
                                            and Civil Conspiracy

        Plaintiff, Sonic Solutions ("Sonic"), alleges:

                            JURISDICTION AND VENUE

        1. This is an action for copyright infringement arising under the Copyright Act of 1976, 17 U.S.C. (S)(S) 101 et seq., for false advertising or promotion under section 43(a) of the Lanham Act, 15 U.S.C. (S) 1125(a), and for related claims of misappropriation of trade secrets, breach of contract, intentional interference with contractual relations, breach of fiduciary duty, breach of obligations under the California Labor Code, trade libel, tortious interference with prospective business advantage, unfair competition under California Business and Professions Code sections 17200 et seq., common law unfair competition, and civil conspiracy.

        2. This Court has jurisdiction of this action under 28 U.S.C.(S)(S)1331, 1338(a)(2) and (b), and this Court's pendent jurisdiction. Venue is proper in this district under 28 U.S.C. (S)(S)1391 and 1400(a), and in the San Jose Division under N.D. Cal. Civ. L.R. 3-2(c).

                                  THE PARTIES

        3. Sonic is a California corporation with its principal place of business at 101 Rowland Way, Novato, California. Sonic is a leading manufacturer of computer based tools used to prepare content for release on Digital Versatile Disc ("DVD"), audio Compact Disc ("CD") and other digital publishing media.

        4. Sonic is informed and believes and based thereon alleges that Defendant Spruce Technologies, Inc. ("Spruce") is a California corporation with its principal place of business at 1054 South De Anza Blvd., San Jose, California.

        5. Defendant Kirk E. Paulsen ("Paulsen") was first employed by Sonic on August 12, 1991. He occupied a number of positions with Sonic, most recently as Vice President for European Operations, in which capacity he was employed by Sonic from mid-1996 to October 22, 1999. Sonic is informed and believes and based thereon alleges that Paulsen is a resident of the State of California, and that Paulsen became Spruce's Vice President of Sales on or about October 23, 1999.

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               SPRUCE HAS INFRINGED SONIC'S COPYRIGHTS IN DVDIT!

        6. Sonic's DVDit! software was the first application for DVD authoring targeted at nonprofessional users, including consumers, videographers, and corporate video producers.

       7. In addition to conventional retail sales to end users, DVDit! is bundled with major video editing, capture, encoding and media production systems produced by a number of other companies who purchase DVDit! from Sonic and include it with their products. These customers are commonly referred to as original equipment manufacturer ("OEM") customers.

        8. DVDit! contains a substantial amount of material wholly original with Sonic and is copyrightable subject matter under the laws of the United States. Sonic has complied in all respects with the Copyright Act of 1976, 17 U.S.C.(S)101 et seq., and all other laws governing copyright, and has applied to the Register of Copyrights in order to obtain a Certificate of Registration for versions 1.0.1, 1.1, and 2.0 of DVDit!. True and correct copies of these applications are attached hereto as Exhibit A.

        9. Since DVDit! was developed, Sonic has placed a copyright notice on all copies of DVDit! that it has produced or licensed. Any copies of DVDit! published by Sonic or under Sonic's authority or license, have been published in strict conformity with the provisions of the Copyright Act of 1976, 17 U.S.C.(S)101, et seq., and all other laws governing copyright.

        10. Since the development of DVDit!, Sonic has been and still is the sole proprietor of all of its rights, title and interest in and to the copyrights in DVDit!.

       11. DVDit! differs substantially from the prior professional DVD authoring applications marketed by both Sonic and Spruce. DVDit! is a next-generation DVD authoring application that combines a rich set of features with ease-of-use, making DVD production approachable to nonprofessional users, including consumers, videographers, and corporate video producers. Specifically, DVDit! allows a user to gather media assets, including but not limited to video segments, audio segments, and still images, and produce an interactive presentation from those assets without the type of detailed, labor-intensive pre-

                                      -3-
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production planning that previous-generation authoring applications require.
DVDit!'s unique functionality is enabled by and implemented in original source and object code, and by an original graphical user interface ("GUI").

        12. Defendant Spruce was and is also engaged in the business of manufacturing solutions for DVD publishing. Spruce is a competitor of Sonic.

        13. Sonic is informed and believes and based thereon alleges that, sometime during 1999, Spruce acquired a copy of DVDit!.

        14. Sonic is informed and believes and based thereon alleges that Spruce acquired a copy of DVDit! so that it could unlawfully use, reverse engineer and/or copy DVDit! or portions thereof to develop a product or products that Spruce would attempt to market in competition with Sonic products.

        15. Sonic is informed and believes and based thereon alleges that Spruce knowingly and willfully copied DVDit! or portions thereof with the specific purpose of duplicating this software and infringing Sonic's copyrights relating to DVDit!.

        16. Sonic is informed and believes and based thereon alleges that by copying DVDit! or portions thereof, Spruce has developed at least one product, SpruceUp, that is identical to, substantially similar to, or derived from DVDit! or portions thereof in its expressive elements, including but not limited to its GUI, as well as in various other respects.

        17. Sonic is informed and believes and based thereon alleges that by copying DVDit! or portions thereof, Spruce has incorporated or intends to incorporate into its existing products software or portions thereof that are identical or substantially similar to DVDit! in their expressive elements.

         PAULSEN AND SPRUCE HAVE MISAPPROPRIATED SONIC'S TRADE SECRETS
                      AND OTHER CONFIDENTIAL INFORMATION

        18. Paulsen signed a Sonic Solutions Invention and Confidential Information Agreement on or about August 13, 1993 (the "Agreement"), a true and correct copy of which is attached as Exhibit B.

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        19. In that Agreement, Paulsen agreed not to use or disclose any confidential information obtained by virtue of his employment by Sonic, except as required by his duties to Sonic. Paragraph 6 of the Agreement defines "confidential information" as "information disclosed to [Paulsen] or known to me as a consequence of or through my employment by ... [Sonic], whether or not related to [Paulsen's] duties at [Sonic], and includes trade secrets or any other like information of value relating to the business and/or field of interest of [Sonic]."

        20. All other Sonic employees signed the same or similar Agreements with Sonic.

        21. The confidential information Paulsen obtained by virtue of his employment by Sonic included but was not limited to information concerning the experience, skills, and compensation of Sonic employees, sales and marketing plans and strategies, and product development plans and strategies.

        22. On or about October 8, 1999, Paulsen participated in a sales and marketing strategy meeting at Sonic (the "sales and strategy meeting"). Since Paulsen was based in London, Sonic obtained tickets for him to travel to San Francisco to attend the meeting.

        23. The topics at the sales and strategy meeting included the reorganization of the sales groups, upcoming product introductions and sales initiatives, strategic plans, and product research and development plans. During that meeting, the group discussed in detail Sonic's progress with DVDit!, including specific information concerning which companies Sonic had approached as potential OEM customers for DVDit!, the status of each such customer and a projection of the revenues that were estimated to derive from such customers. Sonic is informed and believes and based thereon alleges that Paulsen left the sales and strategy meeting to meet with representatives of Spruce concerning employment with Spruce.

        24. On or about October 17, 1999, Paulsen informed Sonic of his intention to terminate his employment and to join Spruce.

        25. Subsequent to the termination of Paulsen's duties at Sonic on or about October 22, 1999, there remained no context in which he was permitted to use or disclose the confidential information he received during his employment at Sonic.

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

        26. On or about November 1, 1999, after Paulsen had resigned from employment by Sonic, Sonic reminded him of his duties under the Agreement by letter from attorney James R. Knox. A true and correct copy of that letter is attached as Exhibit C.

        27. Sonic is informed and believes and based thereon alleges that in late 1999, Spruce pursued an aggressive hiring campaign targeting key Sonic employees. Several employees in Sonic's software engineering and engineering quality assurance groups were approached by recruiters acting on behalf of Spruce.

        28. Sonic is informed and believes and based thereon alleges that Spruce's employee raiding was undertaken with knowledge that the plaintiff's ability to compete would be harmed by those practices.

        29. Sonic is informed and believes and based thereon alleges that Spruce's recruiting efforts made use of highly confidential information regarding the job duties, salaries, and past performance ratings of Sonic employees.

        30. Sonic is informed and believes and based thereon alleges that Spruce's recruiters claimed that a Sonic employee would earn 30% to 40% more with Spruce than he or she was then earning with Sonic, even though the employee had not yet described to the recruiter his job duties, experience, or other information needed to assess the employee's value. Because Spruce could not reasonably make such an offer without confidential information regarding Sonic's employee salaries, abilities, and experience, Sonic is informed and believes and based thereon alleges that Spruce obtained confidential information from Paulsen, who had recently been hired by Spruce.

        31. On or about January 5, 2000, Sonic complained about Spruce's employee raiding by letter from attorney James R. Knox to Spruce President and CEO, Dr. Hiromu Soga. A true and correct copy of that letter is attached as Exhibit D.

        32. Sonic is informed and believes and based thereon alleges that on or about the date of his arrival at Spruce, Paulsen conveyed to Spruce management information concerning the development, sales and marketing plans of Sonic concerning DVDit!, as well as information concerning Sonic's progress with various actual and potential OEM customers. Sonic is informed and believes and based thereon alleges that Spruce management either knew or should have known that this was confidential information of Sonic.

        33. Sonic is informed and believes and based thereon alleges that while Spruce previously maintained only a limited development effort to produce products to compete with DVDit!, shortly after Paulsen's arrival and based on his knowledge Spruce initiated a "crash" project to develop a product competitive with DVDit!. Sonic is informed and believes and based thereon alleges that this "crash" project led directly to Spruce's need to hire additional staff, and led directly to the attempted employee raiding and copying of DVDit! earlier described.

        34. Sonic is informed and believes and based thereon alleges that Spruce controlled, directed and supervised Paulsen since at least the date that he became Spruce's Vice President of Sales, and was responsible during that period for Paulsen's actions.

        35. The natural, probable and foreseeable result of the aforesaid conduct of the defendants has been and will continue to be to deprive Sonic of business and the licensing of DVDit!, to deprive Sonic of goodwill, to injure Sonic's relations with prospective customers, and to impose substantial expenses on Sonic to counteract the aforesaid conduct.

             SONIC HAS BEEN FURTHER INJURED BY DEFENDANTS' CONDUCT

        36. Sonic is informed and believes and based thereon alleges that at least at the National Association of Broadcasters ("NAB") trade show in April, 2000, defendants willfully, without justification, and without privilege communicated to other persons false and disparaging statements, including that Sonic's demonstrations at NAB and other trade shows did not feature actual software, but merely "a PowerPoint presentation" or other mockup of potential software; that Sonic's software did not output video files (including MPEG files) that complied with the applicable standards; and that Sonic was abandoning its professional product line in favor of DVDit!.

        37. Sonic is informed and believes and based thereon alleges that Spruce has received and used Sonic's confidential information, including by revealing or claiming to reveal proprietary information about the inner workings of Sonic's products.

        38. Sonic is informed and believes and based thereon alleges that it has lost or will lose license revenues for its DVDit! software, and has sustained or will sustain damages as a result of the defendants' aforesaid wrongful conduct and their marketing of SpruceUp and any other any infringing products. The defendants' aforesaid wrongful conduct has also deprived and will continue to deprive Sonic of opportunities for expanding its goodwill. Moreover, Sonic is informed and believes and based thereon alleges that Spruce intends to market its infringing products at lower license fees than those Sonic must charge for DVDit!, which will artificially erode the price that potential customers will be willing to pay for DVDit!.

        39. Spruce has been unjustly enriched by its copying, use and marketing of works derived from DVDit!.

        40. Sonic is informed and believes and based thereon alleges that unless enjoined by this Court, Spruce intends to continue its course of conduct, and to wrongfully use, infringe upon, sell, license, and otherwise profit from DVDit! and works derived therefrom. As a direct and proximate result of the acts of the defendants alleged above, Sonic has already suffered irreparable damage and has sustained lost profits. Sonic has no adequate remedy at law to redress all of the injuries the defendants have caused and intend to cause by their conduct. Sonic will continue to suffer irreparable damage and to sustain lost profits until the defendants' actions alleged above are enjoined by this Court.

                 FIRST CAUSE OF ACTION COPYRIGHT INFRINGEMENT

                        17 U.S.C. (S)(S). 101 et seq.
                                Against Spruce

        41. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        42. By means of the actions complained of herein, Spruce has infringed and will continue to infringe Sonic's copyrights in and relating to DVDit!, by producing, distributing, and placing upon the market products or portions thereof that were copied from or are derivative works of Sonic's copyrighted DVDit! application.

        43. Sonic is entitled to an injunction restraining Spruce, its officers, agents and employees, and all persons acting in concert with them, from engaging in further such acts in violation of the copyright laws.

        44. Sonic is further entitled to recover from Spruce the damages it has sustained and will sustain as a result of Spruce's violations of the copyright laws. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Spruce the gains, profits and advantages it obtained as a result of its wrongful acts as hereinabove alleged. Sonic at present is unable to ascertain the full extent of the gains, profits, and advantages Spruce has obtained by reason of its aforesaid acts of copyright infringement.

                            SECOND CAUSE OF ACTION
                       MISAPPROPRIATION OF TRADE SECRETS

                  California Civil Code (S).(S). 3426 et seq.
                            Against All Defendants

        45. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        46. Sonic is informed and believes and based thereon alleges that Paulsen possessed information that is not generally known to the public or to other persons who can obtain economic value from its disclosure or use, is the subject of efforts by Sonic to maintain its secrecy, and derives independent economic value from not being generally known, such information constitutes "trade secrets" under California Civil Code (S). 3426.1.

        47. Sonic is informed and believes and based thereon alleges that Spruce misappropriated Sonic's trade secrets by acquiring those trade secrets when it knew or should have known that the trade secrets were being acquired from an individual or entity who owed a duty to Sonic to maintain the secrecy of its trade secrets or to limit their use, or who acquired Sonic's trade secrets under circumstances giving rise to a duty to maintain their secrecy or limit their use, and by disclosing or using Sonic's trade secrets without its express or implied consent.

        48. Sonic is entitled to an injunction restraining defendants and each of them, their officers, agents, employees, and all persons acting in concert with them, from engaging in further such unlawful acts and from reaping any additional commercial advantage from their misappropriation of Sonic's trade secrets.

        49. Sonic is entitled to recover from the defendants and each of them the damages sustained by it as a result of defendants' misappropriation of trade secrets. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from defendants and each of them the gains, profits, advantages, and unjust enrichment they have obtained as a result of their wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, advantages and unjust enrichment. However, Sonic is informed and believes and based thereon alleges that the damages sustained by Sonic and gains, profit and unjust enrichment obtained by each defendant as a result of their wrongful acts exceed $20,000.

        50. Defendants' acts of misappropriation were both willful and malicious, and therefore Sonic is entitled to exemplary damages against each such defendant.

                            THIRD CAUSE OF ACTION
                              BREACH OF CONTRACT

                                Against Paulsen

        51. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        52. Sonic's Agreement with Paulsen constituted a valid and enforceable contract. 53. Sonic is informed and believes and based thereon alleges that Paulsen breached the Agreement by actions including but not limited to: disclosing to Spruce confidential information that belongs to Sonic, including but not limited to information about the marketing and development of DVDit!; engaging in business on behalf of Spruce while in the employ of Sonic; soliciting and hiring other Sonic employees to work for Spruce either before or after the termination of his employment with Sonic, or both; and using Sonic's confidential employee information to raid Sonic's employees and entice them to work for Spruce.

        54. Sonic has performed or been excused from performing all obligations under the Agreement, and all conditions precedent, if any, to Paulsen's obligations under pertinent provisions of the Agreement have been satisified.

        55. By reason of the foregoing acts and conduct of Paulsen, Sonic is entitled to recover from Paulsen the damages sustained by it as a result of Paulsen's breach of contract. The amount of such damages cannot be determined at this time.

        56. By reason of the foregoing acts and conduct of the defendants, Paulsen is guilty of oppression, fraud or malice, and therefore Sonic is entitled to exemplary damages.

                            FOURTH CAUSE OF ACTION
              INTENTIONAL INTERFERENCE WITH CONTRACTUAL RELATIONS

                            Against All Defendants

        57. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        58. Sonic's Agreements with Paulsen and other employees constituted valid and enforceable contracts.

        59. Defendants and each of them knew or should have known of the existence of these contracts at all relevant times.

        60. Sonic is informed and believes and based thereon alleges that Spruce wrongfully, intentionally, and without justification caused and persuaded Paulsen to breach the Agreement.

        61. Sonic is informed and believes and based thereon alleges that defendants and each of them wrongfully, intentionally, and without justification attempted to cause and persuade other Sonic employees to breach their Agreements.

        62. By reason of the foregoing acts and conduct of the defendants, Sonic is entitled to recover from defendants and each of them the damages sustained by it as a result of

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defendants' intentional interference with Sonic's contractual relations. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from defendants and each of them the gains, profits, advantages, and unjust enrichment it has obtained as a result of its wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, advantages and unjust enrichment.

        63. By reason of the foregoing acts and conduct of the defendants, Spruce is guilty of oppression, fraud or malice, and therefore Sonic is entitled to exemplary damages.

                            FIFTH CAUSE OF ACTION
                           BREACH OF FIDUCIARY DUTY

                                Against Paulsen

        64. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        65. Defendant Paulsen, entrusted with Sonic's trade secrets and other confidential information and contractually bound by a confidentiality agreement, owed Sonic a fiduciary duty to act in the utmost good faith toward Sonic, not take unfair advantage of it, and not disclose or misuse any of Sonic's confidential, proprietary or trade secret information.

        66. Sonic has performed all obligations owed to defendant Paulsen.

        67. Sonic is informed and believes and based thereon alleges that Paulsen knowingly and intentionally breached his fiduciary duties to Sonic by, among other actions: recruiting Sonic employees on behalf of Spruce while employed by Sonic; using Sonic's confidential information, including customer and prospective customer lists, product pricing information, product development information, and information on the salaries, abilities, and experiences of Sonic employees, including to recruit Sonic employees for Spruce; disclosing Sonic's confidential information to Spruce; failing to inform Sonic of the intention of other employees to leave Sonic and join Spruce and Spruce's intentions toward Sonic; and soliciting Sonic customers on behalf of Spruce.

                                     -12-
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        68. As a result of these breaches of duty by Paulsen, Sonic has suffered and will continue to suffer the loss of profits and goodwill, and defendants have been unjustly enriched by their use of Sonic's confidential information in violation of the rights of Sonic.

        69. Sonic is entitled to an injunction restraining Paulsen, his agents, employees, and all persons acting in concert with him, from further breaching his fiduciary duties. Sonic has already suffered irreparable harm from the conduct of Paulsen, and Sonic will continue to suffer irreparable harm until his actions alleged above are enjoined by this Court.

        70. Sonic is entitled to recover from Paulsen the damages sustained by it as a result of his breaches of his fiduciary duties. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Paulsen the gains, profits, advantages, and unjust enrichment he has obtained as a result of these breaches. Sonic is at present unable to ascertain the full extent of these gains, profits, advantages and unjust enrichment.

                             SIXTH CAUSE OF ACTION
               BREACH OF OBLIGATIONS UNDER CALIFORNIA LABOR CODE

                                Against Paulsen

        71. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        72. By engaging in the conduct alleged above, defendant Paulsen has breached his obligations under California Labor Code sections 2854, 2856, 2860, 2863 and 2865.

        73. Sonic is entitled to an injunction restraining Paulsen, his agents, employees, and all persons acting in concert with him, from further breaching his obligations under the California Labor Code. Sonic has already suffered irreparable harm from the conduct of Paulsen, and Sonic will continue to suffer irreparable harm until his actions alleged above are enjoined by this Court.

        74. Sonic is entitled to recover from Paulsen the damages sustained by it as a result of his breaches of his obligations under the California Labor Code. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Paulsen the gains, profits, advantages, and unjust enrichment he has obtained as a result of these breaches. Sonic is at present unable to ascertain the full extent of these gains, profits, advantages and unjust enrichment.

                            SEVENTH CAUSE OF ACTION
              FALSE ADVERTISING OR PROMOTION UNDER SECTION 43(a)
                              OF THE LANHAM ACT

                            15 U.S.C. (S). 1125(a)
                                Against Spruce

        75. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        76. Sonic is informed and believes and based thereon alleges that Spruce has made false or misleading representations of fact that misrepresent the nature, characteristics, or qualities of its own and Sonic's goods, services, and/or commercial activities in its commercial advertising and/or promotion.

        77. Sonic is entitled to recover from Spruce the damages sustained by it as a result of Spruce's wrongful acts as hereinabove alleged. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Spruce the gains, profits, and advantages it has obtained as a result of their wrongful acts as hereinabove alleged.

        78. The conduct of defendants was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                            EIGHTH CAUSE OF ACTION
                                  TRADE LIBEL

                            Against All Defendants

        79. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        80. Sonic is informed and believes and based thereon alleges that defendants have made false statements disparaging Sonic and its business goods.

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

        81. Sonic is informed and believes and based thereon alleges that defendants' false and disparaging statements were made with knowledge of their falsity or with reckless disregard for their truth or falsity.

        82. As a proximate result of defendant's publication of the statements, prospective customers have been deterred from buying plaintiff's above-described business goods and from otherwise dealing with plaintiff, and plaintiff has thereby suffered injury to his business and pecuniary loss in an amount that cannot be determined at this time.

        83. The conduct of defendants was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                             NINTH CAUSE OF ACTION
           TORTIOUS INTERFERENCE WITH PROSPECTIVE BUSINESS ADVANTAGE

                                Against Spruce

        84. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        85. Sonic had and has advantageous business relationships with its customers, including but not limited to OEMs who sell Sonic's software with their devices, distributors, resellers, and end-user consumers.

        86. Spruce has been and is aware of these business relationships and of the prospective advantage to be gained by Sonic as a result of them.

        87. Spruce intentionally and wrongfully interfered with Sonic's business relationships and is continuing such interference by positioning its SpruceUp software as a replacement for Sonic's DVDit! software in a manner intentionally designed to disrupt Sonic's business and damage Sonic. Spruce has acted wrongfully in using trade secrets, confidential information, and copyrighted expression gained from Sonic, and in disparaging Sonic and its products.

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

        88. Sonic is entitled to an injunction restraining Spruce, its officers, agents, employees, and all persons acting in concert with them from engaging in further such unlawful conduct.

        89. Sonic is entitled to recover from defendants and each of them the damages sustained by it as a result of Spruce's ongoing tortious interference with Sonic's prospective business advantage. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from defendants and each of them the gains, profits, and advantages they have obtained as a result of their wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, and advantages.

        90. The conduct of defendants and each of them was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                             TENTH CAUSE OF ACTION
                              UNFAIR COMPETITION

          California Business & Professions Code (S)(S) 17200 et seq.
                                Against Spruce

        91. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        92. Spruce's aforesaid conduct constitutes unfair, unlawful, and fraudulent business practices in violation of California Business and Professions Code (S) 17200 et seq.

        93. These wrongful acts have proximately caused and will continue to cause Sonic substantial injury, including loss of customers, dilution of its goodwill, confusion of potential customers, injury to its reputation, and diminution in value of its confidential information and other proprietary data.

        94. Sonic is entitled to an injunction restraining Spruce, its officers, agents, employees, and all persons acting in concert with them from engaging in further such unlawful conduct.

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

        95. Sonic is entitled to recover from Spruce the damages sustained by it as a result of Spruce's wrongful acts as hereinabove alleged. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Spruce the gains, profits, and advantages it has obtained as a result of its wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, and advantages, but Sonic is informed and believes and based thereon alleges that Spruce has obtained such gains, profits, and advantages in an amount exceeding $20,000.

        96. The conduct of defendants was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                           ELEVENTH CAUSE OF ACTION
                         COMMON LAW UNFAIR COMPETITION

                                Against Spruce

        97. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        98. Spruce, in the course of its business activities, has engaged in unfair competition by engaging in the conduct alleged herein.

        99. The acts alleged herein have provided Spruce with an improper and unfair competitive advantage in the marketing and sale of competing products, and otherwise constitute unfair competition under the common law of the State of California.

        100. As a proximate result of Spruce's actions, Sonic has been damaged in an amount to be proved at trial.

        101. Sonic is entitled to recover from Spruce the damages sustained by it as a result of Spruce's wrongful acts as hereinabove alleged. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from Spruce the gains, profits, and advantages it has obtained as a result of their wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, and advantages, but Sonic is informed and believes and based thereon alleges that Spruce has obtained such gains, profits, and advantages in an amount exceeding $20,000.

        102. The conduct of defendants was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                            TWELFTH CAUSE OF ACTION
                               CIVIL CONSPIRACY

                            Against All Defendants

        103. Sonic incorporates by reference each and every allegation set forth in Paragraphs 1 through 40, inclusive.

        104. Sonic is informed and believes and based thereon alleges that defendants conspired with each other to improperly solicit Sonic's employees, customers and prospective customers, and to misappropriate and use Sonic's trade secrets and confidential and proprietary information to interfere with Sonic's prospective business advantage for their own profit and gain, all to the detriment of Sonic.

        105. Sonic is entitled to recover from defendants and each of them the damages sustained by it as a result of defendants wrongful acts as hereinabove alleged. The amount of such damages cannot be determined at this time. Sonic is further entitled to recover from defendants and each of them the gains, profits, and advantages they have obtained as a result of their wrongful acts as hereinabove alleged. Sonic is at present unable to ascertain the full extent of these gains, profits, and advantages, but Sonic is informed and believes and based thereon alleges that each defendant has obtained such gains, profits, and advantages in an amount exceeding $20,000.

        106. The conduct of defendants and each of them was and is fraudulent, oppressive, malicious, and in conscious disregard of the rights of Sonic, and Sonic is therefore entitled to punitive damages against each such defendant.

                               PRAYER FOR RELIEF

        WHEREFORE, Sonic prays for judgment against the defendants as follows:

        1.   That Spruce be held to have infringed Sonic's copyrights in DVDit!.

        2. That defendants each be held to have misappropriated Sonic's trade secrets.

        3. That Paulsen be held to have breached his Invention and Confidential Information Agreement with Sonic.

        4. That Spruce be held to have intentionally interfered with and induced Paulsen's breach of his Agreement with Sonic, and that defendants each be held to have intentionally interfered with and attempted to induce other Sonic employees to breach their Agreements.

        5. That Paulsen be held to have breached his fiduciary duties to Sonic.

        6. That Paulsen be held to have breached his obligations to Sonic under California Labor Code sections 2854, 2856, 2860, 2863, and 2865.

        7. That Spruce be held to have engaged in false advertising and promotion in violation of section 43(a) of the Lanham Act.

        8. That defendants each be held to have committed trade libel by their disparagement of Sonic and its goods.

        9. That Spruce be held to have tortiously interfered with Sonic's prospective business advantage.

        10. That Spruce be held to have committed unfair, unlawful and fraudulent business practices in violation of California Business and Professions Code, Section 17200 et seq.

        11. That Spruce be held to have engaged in unfair competition under California common law.

        12.  That defendants each be held to have engaged in civil conspiracy.

        13. That Spruce, its directors, officers, agents, servants, employees, and all other persons in active concert or privity or in participation with them, be enjoined from directly or indirectly infringing Sonic's copyrights in its DVDit! or continuing to market, offer, sell, dispose of, license, lease, transfer, display, advertise, reproduce, develop or manufacture any works derived or copied from DVDit! or to participate or assist in any such activity.

        14. That Spruce be enjoined to recall from all distributors, wholesalers, jobbers, dealers, retailers, customers and distributors, and all others known to Spruce any originals, copies, facsimiles, or duplicates of any works shown by the evidence to infringe any Sonic copyright.

        15. That Spruce be enjoined to deliver upon oath, for destruction pursuant to judgment herein, all originals, copies, facsimiles, or duplicates of any work shown by the evidence to infringe any Sonic copyright.

        16. That Spruce be required to file with the Court and to serve on Sonic, within 30 days after service of the Court's order as herein prayed, a report in writing under oath setting forth in detail the manner and form in which it has complied with the Court's order.

        17. That judgment be entered for Sonic against Spruce, for Sonic's actual damages according to proof, and for any additional profits attributable to infringements of Sonic's copyrights, in accordance with proof.

        18. That judgment be entered for Sonic and against Spruce for statutory damages based upon its acts of infringement, pursuant to the Copyright Act of 1976, 17 U.S.C.(S)(S)101 et seq.

        19. That Spruce, its directors, officers, agents, servants, employees, and all other persons in active concert or privity or in participation with them, be enjoined from directly or indirectly misappropriating Sonic's trade secrets, or from reaping any additional commercial advantage from such misappropriation.

        20. That Paulsen, his agents, servants, employees, and all other persons in active concert or privity or in participation with him, be enjoined from further breaching his fiduciary duties to Sonic.

        21. That Paulsen, his agents, servants, employees, and all other persons in active concert or privity or in participation with him, be enjoined from further breaching his obligations under the California Labor Code.

        22. That Spruce, its directors, officers, agents, servants, employees, and all other persons in active concert or privity or in participation with them, be enjoined from directly or indirectly interfering with Spruce's prospective business advantage.

        23. That Spruce, its directors, officers, agents, servants, employees, and all other persons in active concert or privity or in participation with them, be enjoined from directly or indirectly engaging in unfair, unlawful and fraudulent business practices.

        24. That defendants each be required to account for all gains, profits, and advantages derived from their acts of infringement and for their other violations of law.

        25. That all gains, profits, and advantages derived by defendants from their acts of infringement and other violations of law be deemed to be in constructive trust for the benefit of Sonic.

        26. That judgment be entered for Sonic and against Spruce, for trebling of the damages awarded.

        27. That Sonic be awarded punitive and exemplary damages against defendants.

        28. That Sonic have judgment against defendants for its costs and attorneys' fees.

        29. That the Court grant such other, further, and different relief as the Court deems proper under the circumstances.


DATED: December 5, 2000                     Respectfully submitted,

                                            HELLER EHRMAN WHITE & McAULIFFE LLP




                                            By /s/ Stanley Young
                                               --------------------------------
                                               STANLEY YOUNG
                                               Attorneys for Plaintiff
                                               SONIC SOLUTIONS

                             DEMAND FOR JURY TRIAL

        Plaintiff hereby demands a trial by jury of all issues triable by a jury.

DATED: December 5, 2000                     Respectfully submitted,

                                            HELLER EHRMAN WHITE & McAULIFFE LLP




                                            By /s/ Stanley Young
                                               --------------------------------
                                               STANLEY YOUNG
                                               Attorneys for Plaintiff
                                               SONIC SOLUTIONS

                                   EXHIBIT A

              [LETTERHEAD OF HELLER EHRMAN WHITE & McAULIFFE LLP]

November 28, 2000                                           Sheila N. Weinberger
                                                            sweinberger@hewm.com
                                                                  (650) 324-7115
                                                             Main (650) 324-7000
                                                              Fax (650) 324-0638

                                                                      14050-0017

Register of Copyrights
Library of Congress
Department 100
Washington D.C. 20540

Re: Copyright Application for Computer Program and Request for Expedited Registration

Dear Registrar:

        Please find enclosed a Form TX Application for a work entitled, "DVDit!
1.1 LE". The claim contains trade secrets and we have therefore enclosed identifying portions of the program which do not include any trade secret information (first 11 pages and last 12 pages of source code). Also enclosed is the entire CD-Rom package including the computer program and the User Manual.

        I would like to request that this application be expedited to registration due to impending copyright infringement litigation.

        A check in the amount of $530.00 made payable to the "Register of Copyrights" is enclosed for the filing fees.

        I certify that the above information in this request for expedited registration is correct to the best of my personal knowledge.

        Thank you for your attention to this matter. Please do not hesitate to contact me if you have any questions concerning this matter.

                                        Very truly yours,

                                        /s/ Sheila N. Weinberger
                                        Sheila N. Weinberger

Enclosures

                                                                    FORM TX                  [LOGO]
                                                                    For a Nondramatic Literary Work
                                                                    UNITED STATES COPYRIGHT OFFICE
                                                                    -------------------------------
                                                                    Registration Number

                                                                              TX       TXU
                                                                    -------------------------------
                                                                    EFFECTIVE DATE OF REGISTRATION

                                                                        Month      Day      Year
                                                                    -------------------------------

   DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET
===================================================================================================
1  TITLE OF THIS WORK:
   DVDit! 1.01. LE

   ------------------------------------------------------------------------------------------------
   PREVIOUS OR ALTERNATIVE TITLES:

   ------------------------------------------------------------------------------------------------
   PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective
   work in which the contribution appeared.    Title of collective work:

   ------------------------------------------------------------------------------------------------
   If published in a periodical or serial give:    Volume:    Number:    Issue Date:    On Pages:

===================================================================================================
NOTE Under the law, the "author" of a "work made for hire" is generally the employer, not the employee (see instructions). For any part of this work that was "made for hire" check "Yes" in the space provided, give the employer (or other person for whom the work was prepared) as "Author" of that part, and leave the space for dates of birth and death blank.

2  NAME OF AUTHOR:
 a Sonic Solutions
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [X] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:          USA
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [X] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [X] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:
    entire computer program and text of user's manual
   ------------------------------------------------------------------------------------------------
   NAME OF AUTHOR:
 b
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

   ================================================================================================
   NAME OF AUTHOR:
 c
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

===================================================================================================
3  YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED
 a     1999      :Year   This information must be given in all cases
   --------------
 b DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
   Complete this information
   ONLY if this work          Month: September  Day: 24  Year: 1999
   has been published                ----------     ----      ------
                                USA
                              --------------------------------------- Nation
===================================================================================================
4  See instructions before completing this space

   COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant is the same as the author given in space 2.
     Sonic Solutions
     101 Rowland Way
     Novato, CA 94945
   ------------------------------------------------------------------------------------------------
   TRANSFER If the claimant(s) named here in space 4 is (are) different from the author(s) named in space 2, give a brief statement of how the claimant(s) obtained ownership of the copyright.:

   ------------------------------------------------------------------------------------------------
   DO NOT WRITE HERE OFFICE USE ONLY

   APPLICATION RECEIVED

   --------------------------------------
   ONE DEPOSIT RECEIVED

   --------------------------------------
   TWO DEPOSITS RECEIVED

   --------------------------------------
   FUNDS RECEIVED

=====================================================================================================
                                                                                    DO NOT WRITE HERE
MORE ON BACK:  . Complete all applicable spaces (numbers 5-9) on the reverse side of this page.
               . See detailed instructions        . Sign the form at line 8.
                                                                                   Page 1 of __ pages

                                                            ====================================
                                                            EXAMINED BY              FORM TX

                                                            -----------------------
                                                            CHECKED BY

                                                            =======================
                                                            [_] CORRESPONDENCE         FOR
                                                                Yes                 COPYRIGHT
                                                            =======================    USE
                                                                                      ONLY
                                                            ====================================


   DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
==================================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work,    5
already been made in the Copyright Office?
[_] Yes [X] No  If your answer is "Yes," why is another registration being sought?
                (Check appropriate box.)
a. [_] This is the first published edition of a work previously registered in unpublished form.
b. [_] This is the first application submitted by this author as copyright claimant.
c. [_] this is a changed version of the work, as shown by space 6 on this application.
If your answer is "Yes", give: Previous Registration Number:       Year of Registration:

==================================================================================================
See instructions before completing this space.
DERIVATIVE WORK OR COMPILATION                                                                   6
Preexisting Material Identify any preexisting work or works that this work is based on or        a
incorporates:

----------------------------------------------------------------------------------
Material Added to This Work Give a brief, general statement of the material that has been added  b to this work and in which copyright is claimed.:

==================================================================================================
DEPOSIT ACCOUNT  If the registration fee is to be charged to a Deposit Account established in    7
the Copyright Office, give name and number of Account.                                           a
  Name:                            Account Number:
       --------------------------                 ---------------------------------
===================================================================================
CORRESPONDENCE Give name and address to which correspondence about this application              b
 should be sent. Name/Address/Apt/City/State/Zip:
  Sheila Weinberger
  Heller Ehrman White & McAuliffe
  525 University Avenue
  Palo Alto, CA 94301

Area Code and daytime telephone number: 650-324-7115

Email: sweinberger@hewm.com                     Fax Number:  650-324-0638

==================================================================================================
CERTIFICATION*   1. The undersigned, hereby certify that I am the                                8

                   Check only one:  [_] author
                                    [_] other copyright claimant
                                    [_] owner of exclusive right(s)
                                    [X] authorized agent of Sonic Solutions
                                                           ------------------------
                                        Name of author or other copyright claimant,
                                        or owner of exclusive right(s)

of the work identified in this application and that the statements made by me in this application are correct to the best of my knowledge.
-----------------------------------------------------------------------------------
Typed or printed name and date: If this application gives a date of publication in space 3, do not sign and submit it before that date.

Sheila Weinberger                                     Date:  November 27, 2000
----------------------------------------------------       ------------------------
===================================================================================
       Handwritten signature(X):

       X   /s/ Sheila Weinberger
         --------------------------------------------------------------------------

==================================================================================================
As of July 1, 1998, the filing fee for Form TX is $30.                                           9
===============================================================
 . Complete all necessary spaces
 . Sign your application in space 8
===============================================================
1.  Application form
2.  Nonrefundable filing fee in check or money order payable to
    Registrar of Copyrights
3.  Deposit material
===============================================================
Library of Congress
Copyright Office
101 Independence Avenue S.E.
Washington, D.C. 30699-8000
===============================================================
Certificate will be mailed in window envelope to this address:
---------------------------------------------------------------
Name:
     Sheila Weinberger
     Heller Ehrman White & McAuliffe
---------------------------------------------------------------
Number/Street/Apt:
     525 University Avenue
---------------------------------------------------------------
City/State/Zip:
     Palo Alto, CA 94301
---------------------------------------------------------------

==================================================================================================
* 17 U.S.C. 506(e): Any person who unknowingly makes a false representation of a material fact in the application for copyright registration provided for by section 408, or in any written statement filed in connection with the application, shall be fined not more than $2,500.

June 1999-200,000
WES REV: June 1999
* U.S. GOVERNMENT PRINTING OFFICE: 1999-4554-879/49

              [LETTERHEAD OF HELLER EHRMAN WHITE & McAULIFFE LLP]

November 28, 2000                                           Sheila N. Weinberger
                                                            sweinberger@hewm.com
                                                                  (650) 324-7115
                                                             Main (650) 324-7000
                                                              Fax (650) 324-0638

                                                                      14050-0017

Register of Copyrights
Library of Congress
Department 100
Washington D.C. 20540

Re: Copyright Application for Computer Program and Request for Expedited Registration

Dear Registrar:

        Please find enclosed a Form TX Application for a work entitled, "DVDit!
1.1 SE". The claim contains trade secrets and we have therefore enclosed identifying portions of the program which do not include any trade secret information (first 11 pages and last 13 pages of source code). Also enclosed is the entire CD-Rom package including the computer program and the User Manual.

        I would like to request that this application be expedited to registration due to impending copyright infringement litigation.

        A check in the amount of $530.00 made payable to the "Register of Copyrights" is enclosed for the filing fees.

        I certify that the above information in this request for expedited registration is correct to the best of my personal knowledge.

        Thank you for your attention to this matter. Please do not hesitate to contact me if you have any questions concerning this matter.

                                        Very truly yours,

                                        /s/ Sheila N. Weinberger
                                        Sheila N. Weinberger

Enclosures

                                            FORM TX                       [LOGO]
                                            For a Nondramatic Literary Work
                                            UNITED STATED COPYRIGHT OFFICE
                                            ------------------------------------
                                            Registration Number



                                                  TX              TXU
                                            ------------------------------------
                                            EFFECTIVE DATE OF REGISTRATION


                                               Month       Day       Year
                                            ------------------------------------

DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
================================================================================
1       TITLE OF THIS WORK:
        DVDit! 1.1 SE

        ------------------------------------------------------------------------
        PREVIOUS OR ALTERNATIVE TITLES:
        DVDit! 1.0.1 LE
        ------------------------------------------------------------------------
        PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in which the contribution appeared.
        Title of Collective Work:

        ------------------------------------------------------------------------
        If published in a periodical or serial give:
              Volume:         Number:        Issue Date:       On Pages:
================================================================================
NOTE
Under the law the "author" of a "work made for hire" is generally the employer, not the employee (see instructions). For any part of this work that was "made for hire" check "Yes" in the space provided, give the employer (or other person for whom the work was prepared) as "Author" of that part, and leave the space for dates of birth and death blank.

2       NAME OF AUTHOR:                                DATES OF BIRTH AND DEATH
    a   Sonic Solutions                                Year Born:     Year Died:

        ------------------------------------------------------------------------
        Was this contribution   AUTHOR'S NATIONALITY   WAS THIS AUTHOR'S
        to the work a "work     OR DOMICILE            CONTRIBUTION TO THE WORK
        made for hire"?         Name of Country        If the answer to either
        [X] Yes                    Citizen of: ______  of these questions is
        [ ] No                  OR:                    "Yes," see detailed
                                   Domiciled in: USA   instructions.
                                                       Anonymous?       [ ] Yes
                                                                        [X] No
                                                       Pseudonymous?    [ ] Yes
                                                                        [X] No
        ------------------------------------------------------------------------
        NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed:
        entire computer program and test of user's manual
        ------------------------------------------------------------------------
    b   NAME OF AUTHOR:                                DATES OF BIRTH AND DEATH
                                                       Year Born:     Year Died:

        ------------------------------------------------------------------------
        Was this contribution   AUTHOR'S NATIONALITY   WAS THIS AUTHOR'S
        to the work a "work     OR DOMICILE            CONTRIBUTION TO THE WORK
        made for hire"?         Name of Country        If the answer to either
        [ ] Yes                    Citizen of: ______  of these questions is
        [ ] No                  OR:                    "Yes," see detailed
                                   Domiciled in:       instructions.
                                                       Anonymous?       [ ] Yes
                                                                        [ ] No
                                                       Pseudonymous?    [ ] Yes
                                                                        [ ] No
        ------------------------------------------------------------------------
        NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed:
        ------------------------------------------------------------------------
    c   NAME OF AUTHOR:                                DATES OF BIRTH AND DEATH
                                                       Year Born:     Year Died:

        ------------------------------------------------------------------------
        Was this contribution   AUTHOR'S NATIONALITY   WAS THIS AUTHOR'S
        to the work a "work     OR DOMICILE            CONTRIBUTION TO THE WORK
        made for hire"?         Name of Country        If the answer to either
        [ ] Yes                    Citizen of: ______  of these questions is
        [ ] No                  OR:                    "Yes," see detailed
                                   Domiciled in:       instructions.
                                                       Anonymous?       [ ] Yes
                                                                        [ ] No
                                                       Pseudonymous?    [ ] Yes
                                                                        [ ] No
        ------------------------------------------------------------------------
        NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed:
================================================================================
3   a   YEAR IN WHICH CREATED OF THIS WORK WAS COMPLETED
        This information must be given in all cases.           Year: 1999
        ------------------------------------------------------------------------
    b   DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
        Complete this information ONLY if this work has been published.
        Month: December     Day:  16      Year:  1999      Nation:  USA
================================================================================
4       See instructions before completing this space.
        COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant is the same as the author given in space 2.:
        Sonic Solutions
        101 Rowland Way
        Novato, CA 94945
        ------------------------------------------------------------------------
        TRANSFER If the claimant(s) named here in space 4 is (are) different from the author(s) named in space 2, give a brief statement of how the claimant(s) obtained ownership of the copyright:

        ------------------------------------------------------------------------
        DO NOT WRITE HERE OFFICE USE ONLY

        APPLICATION RECEIVED ___________________________________________________

        ONE DEPOSIT RECEIVED ___________________________________________________

        TWO DEPOSITS RECEIVED __________________________________________________

        FUNDS RECEIVED _________________________________________________________
================================================================================
                                                               DO NOT WRITE HERE
        MORE ON BACK:   . Complete all applicable spaced (numbers 6-9) on the
                          reverse side of this page.
                        . See detailed instructions.
                        . Sign the form at line 8.

                                                            Page 1 of ____ pages

                                                   FOR COPYRIGHT OFFICE USE ONLY
                                                   -----------------------------
                                                   EXAMINED BY        FORM TX
                                                   --------------
                                                   CHECKED BY
                                                   --------------
                                                   CORRESPONDENCE
                                                   [ ] Yes
                                                   -----------------------------

     DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE
                              CONTINUATION SHEET.
================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier        5
version of this work, already been made in the Copyright Office?
[ ] Yes   If your answer is "Yes," why is another registration being
[X] No    sought? (Check appropriate box.)
          a. [ ] This is the first published edition of a work
                 previously registered in unpublished form.
          b. [ ] This is the first application submitted by this author as copyright claimant.
          c. [ ] This is a changed version of the work, as shown by space
                 6 on this application.
                 If your answer is "Yes," give:
                    Previous Registration Number:
                    Year of Registration:
================================================================================
See instructions before completing this space.                            a    6

DERIVATIVE WORK OR COMPILATION
Preexisting Material Identify any preexisting work or works that this work is based on or incorporates.:
DVDit! 1.0.1 LE
------------------------------------------------------------------------
Material Added to This Work Give a brief, general statement of the        b
material that has been added to this work and in which copyright is claimed:
updated source code and additional functionality
================================================================================
DEPOSIT ACCOUNT If the registration fee is to be charged to a Deposit     a    7
Account established in the Copyright Office, give name and number of account.
Name:                                   Account Number:
     ---------------------------------                 -----------------
------------------------------------------------------------------------
CORRESPONDENCE Give name and address to which correspondence about this application should be sent. Name/Address/Apt./City/State/ZIP:
Sheila Weinberger
Heller Ehrman White & McAuliffe
525 University Avenue
Palo Alto, CA 94301

Area code and daytime telephone number: 650-324-7115
Fax number: 650-324-0638
Email: sweinberger@hewm.com
================================================================================
CERTIFICATION* I, the undersigned, hereby certify that I am the                8
  Check only one:  [ ] author
                   [ ] other copyright claimant
                   [ ] owner and exclusive right(s)
                   [X] authorized agent of Sonic Solutions
                                           -----------------------------
  of the work identified in this           Name of author or other
  application and that the statements      copyright claimant, or
  made by me in this application are       owner of exclusive
  correct to the best of my knowledge.     right(s)
------------------------------------------------------------------------
Typed or printed name and date: If this applications gives a date of publication in space 3, do not sign and submit it before that date.
  Shelia Weinberger                          Date: November 27, 2000
------------------------------------------------------------------------
Handwritten signature (X):

              X /s/ Sheila Weinberger
                ---------------------
================================================================================
As of July 1, 1999, the filing fee for Form TX is $34.                         9

 . Complete all necessary spaces
 . Sign your application in space 8

1.  Application form
2. Nonrefundable filing fee in check or money order payable to Registrar of Copyrights
3.  Deposit material

Library of Congress
Copyright Office
101 Independence Avenue S.E.
Washington, D.C. 30699-8000

Certificate will be mailed in window envelope to this address:

  Name:
        Shelia Weinberger
        Heller Ehrman White & McAuliffe
  Number/Street/Apt.:
        525 University Avenue
  City/State/ZIP:
        Palo Alto, CA 94301
================================================================================
* 17 U.S.C. 506(e): Any person who unknowingly makes a false representation of a material fact in the application for copyright registration provided for by section 408, or in any written statement filed in connection with the application, shall be fined not more than $2,500.

June 1999-200,000
WES REV: June 1999
*U.S. GOVERNMENT PRINTING OFFICE: 1999-4554-879/49

                                                                    FORM TX                  [LOGO]
                                                                    For a Nondramatic Literary Work
                                                                    UNITED STATES COPYRIGHT OFFICE
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   ------------------------------------------------------------------------------------------------
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employee (see instructions). For any part of this work that was "made for hire" check "Yes" in the space provided, give the employer (or other person for whom the work was prepared) as "Author" of
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2  NAME OF AUTHOR:
 a Sonic Solutions
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [X] Yes                             OR {Citizen of:____________________________________
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                                                                 __________________________________
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   Anonymous?      [_] Yes  [X] No               If the answer to either of these questions is
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   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:
    entire computer program and text of user's manual
   ------------------------------------------------------------------------------------------------
   NAME OF AUTHOR:
 b
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

   ================================================================================================
   NAME OF AUTHOR:
 c
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

===================================================================================================
3  YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED
 a     2000      :Year   This information must be given in all cases
   --------------
 b DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
   Complete this information
   ONLY if this work          Month: June       Day: 29  Year: 2000
   has been published                ----------     ----      ------
                                USA
                              --------------------------------------- Nation
===================================================================================================
4  See instructions before completing this space

   COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant is the same as the author given in space 2.
     Sonic Solutions
     101 Rowland Way
     Novato, CA 94945
   ------------------------------------------------------------------------------------------------
   TRANSFER If the claimant(s) named here in space 4 is (are) different from the author(s) named in space 2, give a brief statement of how the claimant(s) obtained ownership of the copyright.:

   ------------------------------------------------------------------------------------------------
   DO NOT WRITE HERE OFFICE USE ONLY

   APPLICATION RECEIVED

   --------------------------------------
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   --------------------------------------
   TWO DEPOSITS RECEIVED

   --------------------------------------
   FUNDS RECEIVED

=====================================================================================================
                                                                                    DO NOT WRITE HERE
MORE ON BACK:  . Complete all applicable spaces (numbers 5-9) on the reverse side of this page.
               . See detailed instructions        . Sign the form at line 8.
                                                                                   Page 1 of __ pages

                                                            ====================================
                                                            EXAMINED BY              FORM TX

                                                            -----------------------
                                                            CHECKED BY

                                                            =======================
                                                            [_] CORRESPONDENCE         FOR
                                                                Yes                 COPYRIGHT
                                                            =======================    USE
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                                                            ====================================


   DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
==================================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work,    5
already been made in the Copyright Office?
[_] Yes [X] No  If your answer is "Yes," why is another registration being sought?
                (Check appropriate box.)
a. [_] This is the first published edition of a work previously registered in unpublished form.
b. [_] This is the first application submitted by this author as copyright claimant.
c. [_] this is a changed version of the work, as shown by space 6 on this application.
If your answer is "Yes", give: Previous Registration Number:       Year of Registration:

==================================================================================================
See instructions before completing this space.
DERIVATIVE WORK OR COMPILATION                                                                   6
Preexisting Material Identify any preexisting work or works that this work is based on or        a
incorporates:
DVDit! 1.1 SE
----------------------------------------------------------------------------------
Material Added to This Work Give a brief, general statement of the material that has been added  b to this work and in which copyright is claimed.:
updated source code and additional functionality
==================================================================================================
DEPOSIT ACCOUNT  If the registration fee is to be charged to a Deposit Account established in    7
the Copyright Office, give name and number of Account.                                           a
  Name:                            Account Number:
       --------------------------                 ---------------------------------
===================================================================================
CORRESPONDENCE Give name and address to which correspondence about this application              b
 should be sent. Name/Address/Apt/City/State/Zip:
  Sheila Weinberger
  Heller Ehrman White & McAuliffe
  525 University Avenue
  Palo Alto, CA 94301

Area Code and daytime telephone number: 650-324-7115

Email: sweinberger@hewm.com                     Fax Number:  650-324-0638

==================================================================================================
CERTIFICATION*   1. The undersigned, hereby certify that I am the                                8

                   Check only one:  [_] author
                                    [_] other copyright claimant
                                    [_] owner of exclusive right(s)
                                    [X] authorized agent of Sonic Solutions
                                                           ------------------------
                                        Name of author or other copyright claimant,
                                        or owner of exclusive right(s)

of the work identified in this application and that the statements made by me in this application are correct to the best of my knowledge.
-----------------------------------------------------------------------------------
Typed or printed name and date: If this application gives a date of publication in space 3, do not sign and submit it before that date.

Sheila Weinberger                                     Date:  November 27, 2000
----------------------------------------------------       ------------------------
===================================================================================
       Handwritten signature(X):

       X   /s/ Sheila Weinberger
         --------------------------------------------------------------------------

==================================================================================================
As of July 1, 1999, the filing fee for Form TX is $30.                                           9
===============================================================
 . Complete all necessary spaces
 . Sign your application in space 8
===============================================================
1.  Application form
2.  Nonrefundable filing fee in check or money order payable to
    Registrar of Copyrights
3.  Deposit material
===============================================================
Library of Congress
Copyright Office
101 Independence Avenue S.E.
Washington, D.C. 20559-8000
===============================================================
Certificate will be mailed in window envelope to this address:
---------------------------------------------------------------
Name:
     Sheila Weinberger
     Heller Ehrman White & McAuliffe
---------------------------------------------------------------
Number/Street/Apt:
     525 University Avenue
---------------------------------------------------------------
City/State/Zip:
     Palo Alto, CA 94301
---------------------------------------------------------------

==================================================================================================
* 17 U.S.C. 506(e): Any person who unknowingly makes a false representation of a material fact in the application for copyright registration provided for by section 408, or in any written statement filed in connection with the application, shall be fined not more than $2,500.

June 1999-200,000
WES REV: June 1999
* U.S. GOVERNMENT PRINTING OFFICE: 1999-4554-879/49

                                                                    FORM TX                  [LOGO]
                                                                    For a Nondramatic Literary Work
                                                                    UNITED STATES COPYRIGHT OFFICE
                                                                    -------------------------------
                                                                    Registration Number

                                                                              TX       TXU
                                                                    -------------------------------
                                                                    EFFECTIVE DATE OF REGISTRATION

                                                                        Month      Day      Year
                                                                    -------------------------------

   DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET
===================================================================================================
1  TITLE OF THIS WORK:
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   ------------------------------------------------------------------------------------------------
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   ------------------------------------------------------------------------------------------------
   PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective
   work in which the contribution appeared.    Title of collective work:

   ------------------------------------------------------------------------------------------------
   If published in a periodical or serial give:    Volume:    Number:    Issue Date:    On Pages:

===================================================================================================
NOTE Under the law, the "author" of a "work made for hire" is generally the employer, not the employee (see instructions). For any part of this work that was "made for hire" check "Yes" in the space provided, give the employer (or other person for whom the work was prepared) as "Author" of that part, and leave the space for dates of birth and death blank.

2  NAME OF AUTHOR:
 a Sonic Solutions
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [X] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:          USA
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [X] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [X] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:
    entire computer program and text of user's manual
   ------------------------------------------------------------------------------------------------
   NAME OF AUTHOR:
 b
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

   ================================================================================================
   NAME OF AUTHOR:
 c
   ------------------------------------------------------------------------------------------------
   Was this contribution to the work a          AUTHOR'S NATIONALITY OR DOMICILE
   "work made for hire"?                        Name of Country
            [_] Yes                             OR {Citizen of:____________________________________
            [_] No                                 {Domiciled in:
                                                                 __________________________________
   ------------------------------------------------------------------------------------------------
   DATES OF BIRTH AND DEATH
   Year Born:          Year Died:

   ------------------------------------------------------------------------------------------------
   WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
   Anonymous?      [_] Yes  [_] No               If the answer to either of these questions is
   Pseudonymous?   [_] Yes  [_] No               "Yes", see detailed instructions.
   ------------------------------------------------------------------------------------------------
   NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed:

===================================================================================================
3  YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED
 a     1999      :Year   This information must be given in all cases
   --------------
 b DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
   Complete this information
   ONLY if this work          Month: September  Day: 24  Year: 1999
   has been published                ----------     ----      ------
                                USA
                              --------------------------------------- Nation
===================================================================================================
4  See instructions before completing this space

   COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant is the same as the author given in space 2.
     Sonic Solutions
     101 Rowland Way
     Novato, CA 94945
   ------------------------------------------------------------------------------------------------
   TRANSFER If the claimant(s) named here in space 4 is (are) different from the author(s) named in space 2, give a brief statement of how the claimant(s) obtained ownership of the copyright.:

   ------------------------------------------------------------------------------------------------
   DO NOT WRITE HERE OFFICE USE ONLY

   APPLICATION RECEIVED

   --------------------------------------
   ONE DEPOSIT RECEIVED

   --------------------------------------
   TWO DEPOSITS RECEIVED

   --------------------------------------
   FUNDS RECEIVED

=====================================================================================================
                                                                                    DO NOT WRITE HERE
MORE ON BACK:  . Complete all applicable spaces (numbers 5-9) on the reverse side of this page.
               . See detailed instructions        . Sign the form at line 8.
                                                                                   Page 1 of __ pages

                                                            ====================================
                                                            EXAMINED BY              FORM TX

                                                            -----------------------
                                                            CHECKED BY

                                                            =======================
                                                            [_] CORRESPONDENCE         FOR
                                                                Yes                 COPYRIGHT
                                                            =======================    USE
                                                                                      ONLY
                                                            ====================================


   DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
==================================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work,    5
already been made in the Copyright Office?
[_] Yes [X] No  If your answer is "Yes," why is another registration being sought?
                (Check appropriate box.)
a. [_] This is the first published edition of a work previously registered in unpublished form.
b. [_] This is the first application submitted by this author as copyright claimant.
c. [_] this is a changed version of the work, as shown by space 6 on this application.
If your answer is "Yes", give: Previous Registration Number:       Year of Registration:

==================================================================================================
See instructions before completing this space.
DERIVATIVE WORK OR COMPILATION                                                                   6
Preexisting Material Identify any preexisting work or works that this work is based on or        a
incorporates:

----------------------------------------------------------------------------------
Material Added to This Work Give a brief, general statement of the material that has been added  b to this work and in which copyright is claimed.:

==================================================================================================
DEPOSIT ACCOUNT  If the registration fee is to be charged to a Deposit Account established in    7
the Copyright Office, give name and number of Account.                                           a
  Name:                            Account Number:
       --------------------------                 ---------------------------------
===================================================================================
CORRESPONDENCE Give name and address to which correspondence about this application              b
 should be sent. Name/Address/Apt/City/State/Zip:
  Sheila Weinberger
  Heller Ehrman White & McAuliffe
  525 University Avenue
  Palo Alto, CA 94301

Area Code and daytime telephone number: 650-324-7115

Email: sweinberger@hewm.com                     Fax Number:  650-324-0638

==================================================================================================
CERTIFICATION*   1. The undersigned, hereby certify that I am the                                8

                   Check only one:  [_] author
                                    [_] other copyright claimant
                                    [_] owner of exclusive right(s)
                                    [X] authorized agent of Sonic Solutions
                                                           ------------------------
                                        Name of author or other copyright claimant,
                                        or owner of exclusive right(s)

of the work identified in this application and that the statements made by me in this application are correct to the best of my knowledge.
-----------------------------------------------------------------------------------
Typed or printed name and date: If this application gives a date of publication in space 3, do not sign and submit it before that date.

Sheila Weinberger                                     Date:  November 27, 2000
----------------------------------------------------       ------------------------
===================================================================================
       Handwritten signature(X):

       X   /s/ Sheila Weinberger
         --------------------------------------------------------------------------

==================================================================================================
As of July 1, 1999, the filing fee for Form TX is $30.                                           9
===============================================================
 . Complete all necessary spaces
 . Sign your application in space 8
===============================================================
1.  Application form
2.  Nonrefundable filing fee in check or money order payable to
    Registrar of Copyrights
3.  Deposit material
===============================================================
Library of Congress
Copyright Office
101 Independence Avenue S.E.
Washington, D.C. 20599-8000
===============================================================
Certificate will be mailed in window envelope to this address:
---------------------------------------------------------------
Name:
     Sheila Weinberger
     Heller Ehrman White & McAuliffe
---------------------------------------------------------------
Number/Street/Apt:
     525 University Avenue
---------------------------------------------------------------
City/State/Zip:
     Palo Alto, CA 94301
---------------------------------------------------------------

==================================================================================================
* 17 U.S.C. 506(e): Any person who unknowingly makes a false representation of a material fact in the application for copyright registration provided for by section 408, or in any written statement filed in connection with the application, shall be fined not more than $2,500.

June 1999-200,000
WES REV: June 1999
* U.S. GOVERNMENT PRINTING OFFICE: 1999-4554-879/49

DATE & TIME RECEIVED   11/30/2000   11:23  AM/PM          DATE DUE
------------------------------------------------          --------------------------------------------------------------------------

SPECIAL HANDLING FEE                        Cash              CK    Other                    D.A.                  $  1500.00
------------------------   ---------------------          ---------------          --------------                  ----------------
FILING FEE                                  Cash              CK    Other                    D.A.                  $    90.00
------------------------   ---------------------          ---------------          --------------                  ----------------
DOCUMENT RECORDATION FEE                    Cash                    Other                    D.A.                  $
------------------------   ---------------------          ---------------          --------------                  ----------------
OTHER SERVICES                              Cash                    Other                    D.A.                  $
------------------------   ---------------------          ---------------          --------------                  ----------------
                                                                                                            Total  $  1590.00

-----------------------------------------------------------------------------------------------------------------------------------
D.A. NAME                                                 No.:
-----------------------------------------------------------------------------------------------------------------------------------
received                                               services                           Estimate given by
---------------------------------------------------    ----------------------------------------------------------------------------
[_] Not examined in I&R                                Additional Certificate                              $
---------------------------------------------------    ----------------------------------------------------------------------------
Form(s) 3 TX                                           Certifications                                      $
---------------------------------------------------    ----------------------------------------------------------------------------
No. of Copies/of set of I.D. Material, CD-Rom          Other                                               $
---------------------------------------------------    ----------------------------------------------------------------------------
Document(s)   Package for each (3)&
---------------------------------------------------    ----------------------------------------------------------------------------
Correspondence    User Manuals                         TOTAL                                               $
---------------------------------------------------    ----------------------------------------------------------------------------
Cover Letter   3                                       REFER TO
---------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------
title  DVDit! 2.0 P E                             DVDit! 1.0.1 L E
       DVDit! 1.1 S E
-----------------------------------------------------------------------------------------------------------------------------------
received from                                           representing                        phone
     Heller Ehrman
-----------------------------------------------------------------------------------------------------------------------------------
city, state, Zip
     Palo Alto, CA. 94301
-----------------------------------------------------------------------------------------------------------------------------------
received/approved by     /s/ [ILLEGIBLE]                date  11/30/2000                     time   11:28
-----------------------------------------------------------------------------------------------------------------------------------
correspondence         [_] Date:                        ETN:                               Examiner:
-----------------------------------------------------------------------------------------------------------------------------------
routing          M.C. Notified: Date/Time ______________________________________ Initials ______  Initials of Expediter ___________
                   in          out                                                               in          out
               DATE/TIME    DATE/TIME    INITIALS                                            DATE/TIME    DATE/TIME    INITIALS
Mail Room      _________    _________    ________            Selection                       _________    _________    ________
Data Prep      _________    _________    ________            Cataloging                      _________    _________    ________
Examining      _________    _________    ________            CPU                             _________    _________    ________
Exam. D.O*.    _________    _________    ________            Documents Unit (Docs.)          _________    _________    ________
D & A*.        _________    _________    ________
Reg Numbering  _________    _________    ________            (*for Special Relief Cases only)
-----------------------------------------------------------------------------------------------------------------------------------
certificate(s)/ [X]  Deliver to            [_]  Regular            [_]  Other                 Account no.:
document(s)          Public Office              Mail                                        Telephone no.:
                    _________________ Initials            Remitter Called: Date/Time ________________________Initials______________
                    _________________ Date
Contact:  John Jennison                                      Telephone: (703) 415-1640
-----------------------------------------------------------------------------------------------------------------------------------
[_]  Delivered to Certs. & Docs. By:                       Received By:                                      Date:
-----------------------------------------------------------------------------------------------------------------------------------
Picked up by:                                                                                                Date:
-----------------------------------------------------------------------------------------------------------------------------------
notes                                                  registration (or vol. & Page) no.(s)




-----------------------------------------------------------------------------------------------------------------------------------
receipt                                                                                                                   request
    for                                            SPECIAL HANDLING
-----------------------------------------------------------------------------------------------------------------------------------
    If you are filing an application for registration, please read the note on the reverse.

                                   EXHIBIT B

                            [LOGO] SONIC SOLUTIONS

               Invention and Confidential Information Agreement

IN CONSIDERATION of my employment by, or retention of, SONIC SOLUTIONS, a California Corporation, on its own behalf and/or as General Partner of SIRIUS AUDIO, a California Limited Partnership (collective, the "Company"), and the compensation to be paid to me in connection with such employment or consulting:

1. I shall perform for the Company such duties as may be designated by the Company from time to time, which may include the functions of inventing, discovering, and developing new and novel devices, methods, and principles relating to the work of the Company.

2. I shall, by written notice, promptly disclose to the Company in confidence all inventions, including new concepts, ideas, algorithms, processes, formulas, methods, compositions, techniques, and improvements thereof or know-how related thereto, whether patentable or copyrightable or not (collectively hereinafter "Inventions") conceived or made by me, alone, or with others, while employed or retained by the Company, and all patent applications filed by me within one year after termination of my employment or consulting with the Company.

3. I shall not disclose to the Company, or use in my work for the Company, any inventions or confidential information belonging to others.

4. I shall assign and do hereby assign to the Company my entire rights to any inventions conceived or made by me, I alone, or with others, which are made with the Company's equipment, supplies, facilities, or trade secrets, or conceived or made by me during the hours I am employed by the Company, or which relate to the business of the Company, or to actual or demonstrably anticipated research or development of the Company, or which result from any work performed by me for the Company; provided, however, that this Agreement does not apply to any inventions which are protected by Section 2870 of the California Labor Code.

5. I shall assist the Company at its expense to obtain, renew, and enforce patents and/or copyright protection for all inventions I assign to the Company pursuant to paragraph 4 in all countries and shall execute, acknowledge, and deliver all documents necessary or desirable for vesting in the Company all my right, title, and interest in and to such Inventions, and in and to letters, patent, and copyright of the United States and other countries.

6. Because of my employment by, or consulting with, the Company, I may have access to and acquire techniques, know-how, or other information of a confidential nature concerning the Company's experimental and development work, trade secrets, secret procedures, business matter, or affairs including, but not limited to, information relating to Inventions, disclosures, processes, patents, patent applications, materials, research activities and plans, cost of production, contract forms, prices, volume of sales, promotional methods, and lists of names or classes of customers. I will not disclose any such information to any person or entity either during or subsequent to my employment or consulting, without the Company's prior written consent, except to such an extent as may be necessary in the ordinary course of performing my duties as an employee or consultant of the Company. Information shall, for purposes of this Agreement, be considered to be confidential if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distributor or manufacturer's representative agreements, joint research agreements, or other agreements entered into by the Company or any of its affiliates. Confidential information means information disclosed to me or known to me as a consequence of or through my employment by, or consulting with, the Company, whether or not related to my duties at the Company, and includes trade secrets or any other like information of value relating to the business and/or field of interest of the Company, or of any corporation, firm, or partnership directly or indirectly controlled by or controlling the Company or in which any of the aforesaid have more than ten percent (10%) ownership interest.

7. I shall use my best efforts to protect and guard confidential information. Except as required in my duties to the Company, I will never directly or indirectly use, disseminate, disclose, lecture upon, or publish articles concerning confidential information.

8. I represent that I have listed and briefly described on the back of this Agreement all inventions, if any, which I conceived or made prior to my employment by, or consulting for, the Company and which I wish to exclude from this Agreement.

9. I represent that to the best of my knowledge, there is no other contract to assign Inventions that is now in existence between myself and any other person, corporation, or partnership unless I have so indicated on the back of this Agreement and unless a copy of any such other contract is attached hereto.

10. Upon termination of my employment or consulting with the Company for any reason, I will turn over to the Company all notes, memoranda, source and machine code, records, reports, drawings, blueprints, manuals, materials, and data containing confidential information of the Company, including all copies thereof that I may then have in my possession or under my control.

11. This Agreement shall be governed by the laws of the State of California as if it were entered into and entirely performed within California. Each covenant shall be independent and separate from all other covenants, and the invalidity of a covenant shall not affect the enforceability of any of the other covenants. For purposes of this Agreement, the business of the Company shall include the business of any corporation, firm, or partnership, directly or indirectly controlled by or controlling the Company or in which any of the foregoing, including the Company, have more than ten percent (10%) ownership interest. This Agreement shall inure to the benefit of the Company and any successor or assignee of the Company and shall be binding upon my heirs, administrators, and representatives.

Signed this 13 day of August 1993, effective from and after the date of commencement of my employment by, or consulting for, the Company.

EMPLOYEE  /s/ Kirk E. Paulsen                FOR  SONIC SOLUTIONS
          ----------------------------
                  (Signature)

          KIRK E. PAULSEN                    BY   _________________________
          ----------------------------
                  (Print name)

ADDRESS   60 W. Barbaree Way                   TITLE ________________________
          ----------------------------
          TIBURON CA 94901
          ----------------------------


USE BACK OF THIS AGREEMENT FOR RESERVED INVENTIONS CONCEIVED OR MADE PRIOR TO EXECUTION OF THIS AGREEMENT AND BRIEF DESCRIPTIONS THEREOF AND OTHER CONTRACTS.

                                   EXHIBIT C

              [LETTERHEAD OF HELLER EHRMAN WHITE & McAULIFFE LLP]

                               November 1, 1999

Via Facsimile & Federal Express

Kirk E. Paulsen
Mailboxes Etc.
56 Gloucester Road
London SW7 4UB

     Re:  Sonic Solutions

Dear Mr. Paulsen:

     I am writing on behalf of Sonic Solutions in connection with your resignation from Sonic Solutions. The purpose of this letter is to advise you of certain continuing obligations you owe to Sonic Solutions with respect to confidential information you obtained while employed with Sonic Solutions.

     As you know, you signed a Sonic Solutions Invention and Confidential Information Agreement on or about August 3, 1993. In that Agreement, you agreed not to use or disclose any confidential information obtained by virtue of your employment with Sonic Solutions, except as required by your duties to Sonic Solutions. Now that your duties at Sonic Solutions have terminated, there is no context in which you may use or disclose the confidential information you received during your employment at Sonic Solutions.

     The confidential information covered by the Agreement encompasses any information not generally known in the trade, and includes confidential information disclosed to third parties pursuant to agreements with those third parties. Examples of confidential information include, but are not limited to:

     .    Sales figures;

     .    Promotional methods;

Kirk E. Paulsen
November 1, 1999
Page 2

     . Information concerning the experience, skills, and compensation of Sonic Solutions employees;

     .    Sales and marketing plans and strategies;

     .    Product development plans and strategies;


     . Identity of, and information regarding, Sonic Solutions customers and dealers; and

     .    Information concerning Sonic Solutions competitors.

     A copy of the Agreement is enclosed for your reference. We recommend that you review the Agreement again at this time to ensure your continued compliance with its terms.

     Your obligations with respect to Sonic Solutions' confidential information, however, are not limited to those outlined in the Agreement. You have an independent legal obligation under the law to refrain from disclosing or using any confidential information. Accordingly, any use or disclosure of the confidential information you obtained by virtue of your employment with Sonic Solutions not only will give rise to a claim for breach of contract, but may also give rise to independent claims for breach of fiduciary duty; misappropriation of trade secrets; tortious interference with prospective business advantage; interference with contractual relationships; unfair business practices; and violations of the California Labor Code.

     Sonic Solutions intends to enforce its right to protect its confidential information to the full extent of the law, and will take action promptly upon learning of any possible violation. Sonic Solutions will be particularly vigilant with respect to the following conduct, which may serve as evidence of a potential breach of confidentiality:

     .    Recruiting of Sonic Solutions employees;

     . Approaching Sonic Solutions dealers with the purpose of disrupting their relationships with Sonic Solutions;

     . Approaching Sonic Solutions customers with the purpose of disrupting their relationships with Sonic Solutions;

Kirk E. Paulsen                                  Heller Ehrman White & McAuliffe
November 1, 1999                                                       Attorneys
Page 3

     . Targeting of customers who have appeared on Sonic Solution's prospective customer lists; and

     . Any evidence of use of unreleased product plans in connection with development of business opportunities.

     Sonic Solutions is committed to free and fair competition in the marketplace -both for customers and employees. Sonic Solutions does not, however, take lightly activities which cross line from free competition to unfair and illegal business practices, and will take action to protect its rights through legal recourse if necessary.

     If you have any questions about any of these matters, please contact me.

                                                Very truly yours

                                                /s/ James R. Knox

                                                    James R. Knox


Enclosure

                            [LOGO]  SONIC SOLUTIONS
               INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT

IN CONSIDERATION of my employment by, or retention of, SONIC SOLUTIONS, a California Corporation, on its own behalf and/or as General Partner of SIRIUS AUDIO, a California Limited Partnership (collective, the "Company"), and the compensation to be paid to me in connection with such employment or consulting:

1. I shall perform for the Company such duties as may be designated by the Company from time to time, which may include the functions of inventing, discovering, and developing new and novel devices, methods, and principles relating to the work of the Company.

2. I shall, by written notice, promptly disclose to the Company in confidence all inventions, including new concepts, ideas, algorithms, processes, formulas, methods, compositions, techniques, and improvements thereof or know-how related thereto, whether patentable or copyrightable or not (collectively hereinafter "Inventions") conceived or made by me, alone, or with others, while employed or retained by the Company, and all patent applications filed by me within one year after termination of my employment or consulting with the Company.

3. I shall not disclose to the Company, or use in my work for the Company, any Inventions or confidential information belonging to others.

4. I shall assign and do hereby assign to the Company my entire rights to any Inventions conceived or made by me, I alone, or with others, which are made with the Company's equipment, supplies, facilities, or trade secrets, or conceived or made by me during the hours I am employed by the Company, or which relate to the business of the Company, or to actual or demonstrably anticipated research or development of the Company, or which result from any work performed by me for the Company; provided, however, that this Agreement does not apply to any inventions which are protected by Section 2870 of the California Labor Code.

5. I shall assist the Company at its expense to obtain, renew, and enforce patents and/or copyright protection for all Inventions I assign to the Company pursuant to paragraph 4 in all countries and shall execute, acknowledge, and deliver all documents necessary or desirable for vesting in the Company all my right, title, and interest in and to such Inventions, and in and to letters, patent, and copyright of the United States and other countries.

6. Because of my employment by, or consulting with, the Company, I may have access to and acquire techniques, know-how, or other information of a confidential nature concerning the Company's experimental and development work, trade secrets, secret procedures, business matter, or affairs including, but not limited to, information relating to inventions, disclosures, processes, patents, patent applications, materials, research activities and plans, cost of production, contract forms, prices, volume of sales, promotional methods, and list of names or classes of customers. I will not disclose any such information to any person or entity either during or subsequent to my employment or consulting, without the Company's prior written consent, except to such an extent as may be necessary in the ordinary course of performing my duties as an employee or consultant of the Company. Information shall, for purposes of this Agreement, be considered to be confidential if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distributor or manufacturer's representative agreements, joint research agreements, or other agreements entered into by the Company or any of its affiliates. Confidential information means information disclosed to me or known to me as a consequence of or through my employment by, or consulting with, the Company, whether or not related to my duties at the Company, and includes trade secrets or any other like information of value relating to the business and/or field of interest of the Company, or of any corporation, firm, or partnership directly or indirectly controlled by or controlling the Company or in which any of the aforesaid have more than ten percent (10%) ownership interest.

7. I shall use my best efforts to protect and guard confidential information. Except as required in my duties to the Company, I will never directly or indirectly use disseminate, disclose, lecture upon, or publish articles concerning confidential information.

8. I represent that I have listed and briefly described on the back of this Agreement all Inventions, if any, which I conceived or made prior to my employment by, or consulting for, the Company and which I wish to exclude from this Agreement.

9. I represent that to the best of my knowledge, there is no other contract to assign Inventions, that is now in existence between myself and any other person, corporation, or partnership unless I have so indicated on the back of this Agreement and unless a copy of any such other contract is attached hereto.

10. Upon termination of my employment or consulting with the Company for any reason, I will turn over to the Company all notes, memoranda, source and machine code, records, reports, drawings, blueprints, manuals, materials, and data containing confidential information of the Company, including all copies thereof that I may then have in my possession or under my control.

11. This Agreement shall be governed by the laws of the State of California as if it were entered into and entirely performed within California. Each covenant shall be independent and separate from all other covenants, and the invalidity of a covenant shall not affect the enforceability of any of the other covenants. For purposes of this Agreement, the business of the Company shall include the business of any corporation, firm, or partnership, directly or indirectly controlled by or controlling the Company or in which any of the foregoing, including the Company, have more than ten percent (10%) ownership interest. This Agreement shall inure to the benefit of the Company and any successor or assignee of the Company and shall be binding upon my heirs, administrators, and representatives.

Signed this 13 day of August 1993, effective from and after the date of commencement of my employment by, or consulting for, the Company.


EMPLOYEE /s/ Kirk E. Paulsen                 FOR    SONIC SOLUTIONS
         ----------------------------
                 (signature)

             KIRK E. PAULSEN                 BY  ----------------------------
         ----------------------------
              (print name)

ADDRESS  60 W. BARBAREE WAY                  TITLE --------------------------
         ----------------------------
         TIBURON CA 94901
         ----------------------------


USE BACK OF THIS AGREEMENT FOR RESERVED INVENTIONS CONCEIVED OR MADE PRIOR TO EXECUTION OF THIS AGREEMENT AND BRIEF DESCRIPTIONS THEREOF AND OTHER CONTRACTS.

                                   EXHIBIT D

              [LETTERHEAD OF HELLER EHRMAN WHITE & McAULIFFE LLP]

                                January 5, 2000

Via Federal Express
Dr. Hiromu Soga
President & C.E.O.
Spruce Technologies, Inc.
1054 S. De Anza Blvd
San Jose, CA 95129-3553


     Re:  Targeting of Sonic Solutions Employees

Dear Dr. Soga:

     We are contacting you on behalf of our client, Sonic Solutions.

     Over the past several weeks, Spruce Technologies, Inc. ("Spruce") has pursued an aggressive hiring campaign targeting key Sonic Solutions employees. Spruce's conduct in this regard is both unfair and unlawful, and Sonic Solutions demands that it cease immediately.

     Several employees in Sonic Solutions' software engineering and engineering quality assurance groups have been approached by recruiters acting on behalf of Spruce. Spruce's aggressive focus on Sonic Solutions employees as a source for new Spruce recruits is, in itself, an improper business practice. Several courts have expressly held such conduct unlawful, and courts have been especially quick to condemn employee raiding where evidence suggests that the hiring practices at issue were undertaken with knowledge that the plaintiff's ability to compete would be harmed by those practices.

     In addition, there is evidence that Spruce's recruiting efforts have made use of highly confidential information regarding the job duties, salaries, and past performance ratings of Sonic Solutions employees. Based on the skills and experience of the employees targeted by Spruce's recruiters, as well as the substance of the discussions, it is apparent that the recruiters are working with detailed information regarding Sonic Solutions' employees. In some instances, the recruiters claimed that the employee would earn 30% to 40% more with Spruce than he or she was then earning with Sonic Solutions,

Dr. Hiromu Soga                                  Heller Ehrman White & McAuliffe
January 5, 2000                                                       Attorneys
Page 2

even though the employee had not yet described to the recruiter his job duties, experience, or other information needed to assess the employee's value. Absent receipt of confidential information regarding Sonic Solutions' employee salaries, abilities, and experience, Spruce could not reasonably make such an offer. The evidence suggests that Spruce obtained confidential information from former Sonic Solutions employee Kirk Paulsen, who is currently employed by Spruce.

     This kind of conduct by Spruce is problematic -- and unlawful -- for two independent reasons. First, each Sonic Solutions employee signs a confidentiality agreement when he commences his employment with Sonic Solutions. Under the terms of the agreement, which Mr. Paulsen signed when he became employed with Sonic Solutions, the employee may not make use of or disclose confidential Sonic Solutions information, including information regarding the skills, abilities, responsibilities, and compensation of Sonic Solutions employees. Second, statutory and common law trade secret and unfair competition principles independently prohibit Spruce (and ex-Sonic Solutions employees working for Spruce) from using such information in recruiting Sonic Solutions employees. Such conduct gives rise to several causes of action, including intentional interference with prospective business advantage, intentional interference with contractual relations, misappropriation of trade secrets, and unfair business practices (including liability under California Business & Professions Code section 17200, et seq.).

     Sonic Solutions hereby demands Spruce's written assurance that Spruce will immediately cease its targeted recruiting and hiring of Sonic Solutions employees and that it additionally will cease any and all use of any confidential information regarding Sonic Solutions and its employees. If Spruce refuses to end its tortious conduct immediately, Sonic Solutions intends to pursue all available legal remedies. Please provide your written response no later than January 12, 2000.

                                                Very truly yours,

                                                /s/ James R. Knox

                                                    James R. Knox

From: JAMES R. KNOX (650) 324-7000
      HELLER EHRMAN WHITE & MCAULIFFE                  SHIPPER'S FEDEX ACCOUNT #       FedEx
      525 UNIVERSITY AVENUE, SUITE 11

      PALO ALTO, CA, 94301

To:  Dr. Hiromu Soga (408) 123-4567                                             SHIP DATE: 05JAN00
     Spurce Technologies, Inc.                                                  WEIGHT: 1 LBS
     1054 S. De Anza Blvd.

     San Jose, CA, 951293553
Ref: 14050-0002



Delivery Address     FROM                                                           THU
TRK # 7903 2211 2533 0201    PRIORITY OVERNIGHT                                     AA
                                            SJC                                     Delivered by:
          95129-CA-US                   WC SJCA                                     06JAN00


--------------------------------------------------------------------------------

Shipping Label

-----------------------      --------------------------        -----------------
   Schedule Courier            Find a Dropoff Location          Shipping History
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-----------------------      --------------------------
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-----------------------      --------------------------

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      printer.
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current FedEx service Guide, available upon request.

FedEx will not be responsible for any claim in excess of $100 per package,
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including intrinisic value of the package, loss of sales, income interest,
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

                                                                    EXHIBIT

                                                              ORIGINAL FILED
                                                                 Dec 5 '00
                                                                 [       ]
                                                            U.S. DISTRICT COURT
                                                            NO. DIST. OF CA S.J.

                        NORTHERN DISTRICT OF CALIFORNIA

                              )
                              )
SONIC SOLUTIONS               )
              Plaintiff(s)    )
                              )             C 00-21224 JW
         -v-                  )
                              )     INITIAL CASE MANAGEMENT SCHEDULING ORDER
SPRUCE TECHNOLOGIES, INC      )
              Defendant(s)    )
                              )
______________________________)

     IT IS HEREBY ORDERED that this action is assigned to the Honorable James Ware. When serving the complaint or notice of removal, the plaintiff or removing defendant must serve on all other parties a copy of this order, the handbook entitled "Dispute Resolution Procedures in the Northern District of California" and all other documents specified in Civil Local Rule 4-3. Counsel must comply with the case schedule listed below unless the Court otherwise orders.

     IT IS FURTHER ORDERED that this action is assigned to the Alternative Dispute Resolution (ADR) Multi-Option Program governed by ADR Local Rule 3. Counsel and clients must familiarize themselves with that rule and with the handbook entitled "Dispute Resolution Procedures in the Northern District of California."


                   CASE SCHEDULE [ADR MULTI-OPTION PROGRAM]

Date          Event                                           Governing Rule
--------------------------------------------------------------------------------
12/05/2000    Complaint filed

03/19/2001    Last day to meet and confer re initial          FRCivP 26(f)
              disclosures, early settlement, ADR process      & ADR LR 3-5
              selection, and discovery plan

03/19/2001    Last day to file Joint ADR Certification        ADR L.R. 3-5(b)
              with Stipulation to ADR process or Notice of Need for ADR Phone Conference

04/02/2001    Last day to complete initial disclosures        FRCivP 26(a) (1)
              or state objection in Rule 26(f) Report,        Civil L.R.16-12,
              file/serve Case Management Statement, and       13
              file/serve Rule 26(f) Report

04/09/2001    Case Management Conference in at 10:00 AM       Civil L.R. 16-13

                         UNITED STATES DISTRICT COURT
                    FOR THE NORTHERN DISTRICT OF CALIFORNIA

                               SAN JOSE DIVISION


Case No __________________

                           STANDING ORDER REGARDING
                        CASE MANAGEMENT IN CIVIL CASES

     This Order sets forth requirements for initial case management in all civil matters assigned to Judge James Ware, Judge Ronald M. Whyte and Judge Jeremy Fogel.

     Plaintiff shall serve a copy of this Standing Order on all parties to this action and on all parties subsequently joined, in accordance with Fed.R.Civ.P. 4 and 5. Following service, plaintiff shall file a certificate of service in accordance with Civil L.R. 5-4(a).

     All disclosure or discovery disputes are referred to the assigned Magistrate Judge for determination pursuant to Fed.R.Civ.P. 72(a).

     Before selecting a hearing date for a motion before any of the district judges of the San Jose Division, counsel shall confer with opposing counsel to determine that the proposed hearing date will not cause undue prejudice.

     Civil motions under Civil L.R. 7-2 in cases assigned to Judge Ware may be noticed for hearing on any Monday at 9:00 a.m.

     Civil motions under Civil L.R. 7-2 in cases assigned to Judge Whyte may be noticed for hearing on any Friday at 9:00 a.m.

     Civil motions under Civil L.R. 7-2 in cases assigned to Judge Fogel may be noticed for hearing only after contacting Judge Fogel's judicial secretary, Teresa Fleishman, at (408) 535-5426 and obtaining an available date.

     Pursuant to Fed.R.Civ.P. 16 and 26 and Civil L.R. 16-14(a), a Case Management Conference will be held on 4/9/01 at 10:00 a.m., at the United States Courthouse, 280 South First Street, San Jose, California. This conference may be continued only by Court order pursuant to Civil L.R. 16-2(f). Parties may not stipulate to continue a Case Management Conference without Court approval.

     Pursuant to Civil L.R. 16-4, in advance of the Case Management Conference, counsel shall confer with their respective clients and opposing counsel for the purposes specified in Fed.R.Civ.P. 26(f) and Civil L.R. 16-5, 16-6 through 16-8 (patent cases only), 16-12 and 16-13. A meaningful meet and confer process prior to the Case Management Conference and good faith compliance with the requirements of this Order are essential elements of effective case management. Failure to meet and confer, to be prepared for the Case Management Conference or to file a Joint Case Management Conference statement may result in sanctions. Parties may but are not required to attend the Case Management Conference.


IT IS SO ORDERED.

Dated: Effective June 1, 1998, until further Court order.



                                                  /s/ James Ware
                                                  ------------------------------
                                                  James Ware
                                                  United States District Judge


                                                  /s/ Ronald M. Whyte
                                                  ------------------------------
                                                  Ronald M. Whyte
                                                  United States District Judge


                                                  /s/ Jeremy Fogel
                                                  ------------------------------
                                                  Jeremy Fogel
                                                  United States District Judge

                                                                     EXHIBIT

AO 440 (Rev. 10/93) Summons in a Civil Action
================================================================================

                         United States District Court

                        NORTHERN DISTRICT OF CALIFORNIA

SONIC SOLUTIONS, a California corporation,

                                                  SUMMONS IN A CIVIL ACTION

                                                  CASE NUMBER: C 00-21224 JW ADR

                    v.

SPRUCE TECHNOLOGIES, INC., a California
corporation, and KIRK E. PAULSEN,


     TO: (Name and address of defendant)

KIRK E. PAULSEN, Senior Vice President of Sales
1054 South De Anza Blvd.
San Jose, California 95129



     YOU ARE HEREBY SUMMONED and required to serve upon PLAINTIFF'S ATTORNEY (name and address)

Stanley Young, Esq.
Joshua M. Masur, Esq.
Heller Ehrman White & McAuliffe
525 University Avenue
Palo Alto, California 94301-1900



an answer to the complaint which is herewith served upon you, within Twenty (20) days after service of this summons upon you, exclusive of the day of service. If you fail to do so, judgment by default will be taken against you for the relief demanded in the complaint. You must also file your answer with the Clerk of this Court within a reasonable period of time after service.



       RICHARD W. WIEKING                                  DEC-5 2000
---------------------------------               --------------------------------
CLERK                                           DATE


               L/C
---------------------------------
(BY) DEPUTY CLERK

                                                                    EXHIBIT

                               CIVIL COVER SHEET

US 44 - No. CALIF (Rev. 4/97)

The JS-44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. (SEE INSTRUCTIONS ON PAGE TWO)

I. (a) PLAINTIFFS

SONIC SOLUTIONS, a California corporation,



   (b) COUNTY OF RESIDENCE OF FIRST LISTED PLAINTIFF Marin
                (EXCEPT IN U.S. PLAINTIFF CASES)

--------------------------------------------------------------------------------
DEFENDANTS

SPRUCE TECHNOLOGIES, INC., a California corporation, and KIRK E. PAULSEN,



COUNTY OF RESIDENCE OF FIRST LISTED DEFENDANT Santa Clara
              (IN U.S. PLAINTIFF CASES ONLY)
NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND
      INVOLVED.
--------------------------------------------------------------------------------
   (c) ATTORNEYS (FIRM NAME, ADDRESS, AND TELEPHONE NUMBER)

   Stanley Young, Esq
   Heller Ehrman White & McAuliffe
   525 University Avenue
   Palo Alto, California 94301-1900
   (650) 324-7000
--------------------------------------------------------------------------------
ATTORNEYS (IF KNOWN)

C 00-21224

--------------------------------------------------------------------------------

II. BASIS OF JURISDICTION (PLACE AN 'X' IN ONE BOX ONLY)

    [_] 1  U.S. Government Plaintiff

    [_] 2  U.S. Government Defendant

    [X] 3  Federal Question (U.S. Government Not a Party)

    [_] 4  Diversity (Indicate Citizenship of Parties in Item III)

--------------------------------------------------------------------------------

III. CITIZENSHIP OF PRINCIPAL PARTIES        (PLACE AN 'X' IN ONE BOX FOR
     (For diversity cases only)          PLAINTIFF AND ONE BOX FOR DEFENDANT

                                                      PTF     DEF

Citizen of This State                                 [_] 1   [_] 1

Citizen of Another State                              [_] 2   [_] 2

Citizen or Subject of a Foreign Country               [_] 3   [_] 3

Incorporated or Principal Place of Business
  In This State                                       [_] 4   [_] 4

Incorporated and Principal Place of Business
  In Another State                                    [_] 5   [_] 5

Foreign Nation                                        [_] 6   [_] 6

--------------------------------------------------------------------------------

IV. ORIGIN               (PLACE AN "X" IN ONE BOX ONLY)

[X] 1  Original Proceeding

[_] 2  Removed from State Court

[_] 3  Remanded from Appellate Court

[_] 4  Reinstated or Reopened

[_] 5  Transferred from Another district (specify)

[_] 6  Multidistrict Litigation

[_] 7  Appeal to District Judge from Magistrate Judgment

--------------------------------------------------------------------------------

V. NATURE OF SUIT        (PLACE AN "X" IN ONE BOX ONLY)

--------
CONTRACT
--------

[_] 110  Insurance
[_] 120  Marine
[_] 130  Miller Act
[_] 140  Negotiable Instrument
[_] 150  Recovery of Overpayment & Enforcement of Judgment
[_] 151  Medicare Act
[_] 152  Recovery of Defaulted Student Loans (Excl. Veterans)
[_] 153  Recovery of Overpayment of Veteran's Benefits
[_] 160  Stockholders' Suits
[_] 190  Other Contract
[_] 195  Contract Product Liability

-------------
REAL PROPERTY
-------------

[_] 210  Land Condemnation
[_] 220  Foreclosure
[_] 230  Rent Lease & Ejectment
[_] 240  Torts to Land
[_] 245  Tort Product Liability
[_] 290  All Other Real Property

-----
TORTS
-----

PERSONAL INJURY
[_] 310  Airplane
[_] 315  Airplane Product Liability
[_] 320  Assault, Libel & Slander
[_] 330  Federal Employers Liability
[_] 340  Marine
[_] 345  Marine Product Liability
[_] 350  Motor Vehicle
[_] 355  Motor Vehicle Product Liability
[_] 360  Other Personal Injury
[_] 362  Personal Injury - Med. Malpractice
[_] 365  Personal Injury - Product Liability
[_] 368  Asbestos Personal Injury Product Liability

PERSONAL PROPERTY
[_] 370  Other Fraud
[_] 371  Truth in Lending
[_] 380  Other Personal Property Damage
[_] 385  Property Damage Product Liability

------------
CIVIL RIGHTS
------------

[_] 441  Voting
[_] 442  Employment
[_] 443  Housing
[_] 444  Welfare
[_] 440  Other Civil Rights

------------------
PRISONER PETITIONS
------------------

[_] 510  Motion to Vacate Sentence
    Habeas Corpus:
[_] 530  General
[_] 535  Death Penalty
[_] 540  Mandamus & Other
[_] 550  Civil Rights
[_] 555  Prison Condition

------------------
FORFEITURE/PENALTY
------------------

[_] 610  Agriculture
[_] 620  Other Food & Drug
[_] 625  Drug Related Seizure of Property 21 USC 881
[_] 630  Liquor Laws
[_] 640  RR & Truck
[_] 650  Airline Regs.
[_] 660  Occupational Safety/Health
[_] 690  Other

-----
LABOR
-----

[_] 710  Fair Labor Standards Act
[_] 720  Labor/Mgmt. Relations
[_] 730  Labor/Mgmt. Reporting & Disclosure Act
[_] 740  Railway Labor Act
[_] 790  Other Labor Litigation
[_] 791  Empl. Ret. Inc. Security Act

----------
BANKRUPTCY
----------

[_] 422  Appeal 28 USC 158
[_] 423  Withdrawal 28 USC 157

---------------
PROPERTY RIGHTS
---------------
[X] 820  Copyrights
[_] 830  Patent
[_] 840  Trademarks

---------------
SOCIAL SECURITY
---------------

[_] 861  HIA (1395ff)
[_] 862  Black Lung (923)
[_] 863  DIWC/DIWW (405(g))
[_] 864  SSID Title XVI
[_] 865  RSI (405(g))

-----------------
FEDERAL TAX SUITS
-----------------

[_] 870  Taxes (U.S. Plaintiff or Defendant)
[_] 871  IRS-Third Party 26 USC 7609

--------------
OTHER STATUTES
--------------

[_] 400  State Reapportionment
[_] 410  Antitrust
[_] 430  Banks and Banking
[_] 450  Commerce/ICC Rates/etc.
[_] 460  Deportation
[_] 470  Racketeer Influenced and Corrupt Organizations
[_] 810  Selective Service
[_] 850  Securities/Commodities/Exchange
[_] 875  Customer Challenge 12 USC 3410
[_] 891  Agricultural Acts
[_] 892  Economic Stabilization Act
[_] 893  Environmental Matters
[_] 894  Energy Allocation Act
[_] 895  Freedom of Information Act
[_] 900  Appeal of Fee Determination Under Equal Access to Justice
[_] 950  Constitutionality of State Statutes
[_] 890  Other Statutory Actions

--------------------------------------------------------------------------------

VI. CAUSE OF ACTION (CITE THE US CIVIL STATUTE UNDER WHICH YOU ARE FILING AND WRITE A BRIEF STATEMENT OF CAUSE. DO NOT CITE JURISDICTIONAL STATUTES UNLESS DIVERSITY). There are a total of twelve (12) Causes of Action including:
Copyright Infringement under 17 U.S.C. 101 et seq.; Misappropriation of Trade Secrets under California Civil Code Sec 3426 et seq.; and Breach of Contract.

--------------------------------------------------------------------------------

VII. REQUESTED IN COMPLAINT: [_] CHECK IF THIS IS A CLASS ACTION UNDER F.R.C.P.
                                 23                 DEMAND $
                             [_] CHECK YES only if demanded in complaint:
                                 JURY DEMAND [X]    [_] NO

--------------------------------------------------------------------------------

VIII. RELATED CASE(S) IF ANY   PLEASE REFER TO CIVIL L.R. 3-12 CONCERNING
                               REQUIREMENT TO FILE "NOTICE OF RELATED CASE".

--------------------------------------------------------------------------------

IX. DIVISIONAL ASSIGNMENT (CIVIL L.R. 3-2) (PLACE AN "X" IN ONE BOX ONLY)
    [_] SAN FRANCISCO/OAKLAND
    [X] SAN JOSE

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DATE 12/5/2000           SIGNATURE OF ATTORNEY OF RECORD

                         /s/ Stanley Young

                                                                        NDC-JS44